SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 11, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                ITS Networks Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 C/Villanueva 16,5th Floor, 28001 Madrid, Spain
                 ----------------------------------------------
                    (Address of principal executive offices)

                               011-34-91-578-0074
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


       Florida                     0-230611                    52-2137517
  ---------------                ------------              -------------------
  (State or other                (Commission                (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)

Item  5.  Other  Events

     Effective March 11, 2003, Mr. Nicholas Bruemmer has been appointed the Managing Director of each of the operating subsidiaries of the Registrant, ITS Europe, S.L.U. and Teleconnect Comunicaciones, S.A., replacing Mr. Gustavo Gomez in such positions. Substantially all of the operations of the Registrant are conducted through these subsidiaries.

     Mr. Martin Becerra has been terminated as the principal financial and accounting officer of these subsidiaries of the Registrant, but may continue to provide services to the Registrant as a consultant.

     Mr. Gustavo Gomez continues his positions as the sole director and President of the Registrant.

Item  7.  Exhibits

     None



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  20,  2003                    ITS  Networks  Inc.
                                             a  Florida  corporation
                                           /s/  Gustavo  Gomez
                                           -------------------------------------
                                           Gustavo  Gomez,  President